UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report - December 17, 2007

Date of earliest event reported - December 15, 2007

INGERSOLL-RAND COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	1-985	75-2993910
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of principal executive offices, including zip code)

(441) 295-2838

(Registrant’s phone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On December 15, 2007, Ingersoll-Rand Company Limited (“IR”), Trane Inc. (“Trane”) and Indian Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of IR, entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for the acquisition of Trane by IR.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the boards of directors of all parties, Merger Sub will be merged with and into Trane. Upon effectiveness of the merger, each outstanding share of common stock of Trane, other than shares owned by IR, Trane or their subsidiaries and any dissenting shares, will be converted into the right to receive a combination of (i) 0.23 of an IR common share and (ii) $36.50 in cash without interest. Under limited circumstances, IR or Trane may increase by up to $1.00 in cash the ratio of cash to common shares in the merger consideration.

Consummation of the merger is subject to various customary conditions, including adoption of the Merger Agreement by Trane’s stockholders, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the receipt of other material antitrust approvals.

The Merger Agreement contains customary covenants, including covenants providing for the parties to use reasonable best efforts to cause the closing of the merger to be completed. The Merger Agreement also requires Trane to call and hold a meeting of its stockholders to adopt the Merger Agreement as soon as reasonably practicable and prohibits Trane from taking various actions that could reasonably be expected to facilitate a competing takeover proposal for Trane.

The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, generally including a competitive takeover proposal by a third party or a change in the Trane board’s recommendation of the merger to their stockholders, Trane may be required to pay IR a termination fee of $315,000,000.

The foregoing description of the Merger Agreement is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

A copy of the press release announcing the Merger Agreement is filed with this report as Exhibit 99.1 and is incorporated herein by reference.

Debt Commitment Letter

Concurrently, and in connection with entering into the Merger Agreement, IR entered into a debt commitment letter (the “Debt Commitment Letter”) with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Goldman Sachs Credit Partners L.P. (the “Debt Financing Sources”) pursuant to which, subject to the conditions set forth therein, the Debt Financing Sources committed to provide to IR senior unsecured financing of up to $3,900,000,000, the proceeds of which will be used to pay certain fees and expenses in connection with the merger and a portion of the cash component of the merger consideration. The debt commitments expire September 30, 2008.

The foregoing description of the Debt Commitment Letter is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Debt Commitment Letter, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Additional Information about this Transaction

This communication is being made in respect of the proposed merger transaction involving IR, Trane and Indian Merger Sub, Inc. In connection with the proposed transaction, IR will file with the SEC a registration statement on Form S-4 and Trane will mail a proxy statement/prospectus to its stockholders, and each will be filing other documents regarding the proposed transaction with the SEC as well. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement/prospectus will be mailed to Trane’s stockholders. Stockholders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about IR and Trane, without charge, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Ingersoll-Rand Company Limited, P.O. Box 0445, 155 Chestnut Ridge Road, Montvale, NJ 07645 Attention: Investor Relations, (201) 573-0123, or for Trane Inc., to The Bank of New York, Shareholder Relations Department – 12E, P.O. Box 11258, Church Street Station, New York, NY 10286, (866) 430-4690.

IR, Trane and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IR’s directors and executive officers is available in IR’s proxy statement for its 2007 annual meeting of stockholders and IR’s 2006 Annual Report on Form 10-K, which were filed with the SEC on April 23, 2007 and March 1, 2007, respectively, and information regarding Trane’s directors and executive officers is available in Trane’s proxy statement for its 2007 annual meeting of stockholders and Trane’s 2006 Annual Report on Form 10-K, which were filed with the SEC on March 23, 2007 and February 26, 2007, respectively. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This filing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements relating to anticipated financial and operating results, the companies’

plans, objectives, expectations and intentions and other statements including words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions. Such statements are based upon the current beliefs and expectations of the management of IR and Trane and involve a number of significant risks and uncertainties. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause or contribute to such material differences: failure to satisfy any of the conditions of closing, including the failure to obtain stockholder approval; the risks that IR’s and Trane’s businesses will not be integrated successfully; the risk that IR and Trane will not realize estimated cost savings and synergies; costs relating to the proposed transaction; disruption from the transaction making it more difficult to maintain relationships with customers, employees, distributors or suppliers; the level of end market activity in IR’s and Trane’s commercial and residential market; weather conditions that could negatively or positively affect business and results of operations; additional developments which may occur that could affect the IR’s or Trane’s estimate of asbestos liabilities and recoveries; unpredictable difficulties or delays in the development of new product technology; fluctuations in pricing of our products, the competitive environment and related market conditions; changes in law or different interpretations of laws that may affect Trane’s or IR’s expected effective tax rate; increased regulation and related litigation; access to capital; and actions of domestic and foreign governments. Additional factors that could cause IR’s and Trane’s results to differ materially from those described in the forward-looking statements can be found in the 2006 Annual Report on Form 10-K of IR and the 2006 Annual Report on Form 10-K of Trane filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Neither IR nor Trane undertakes any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 15, 2007, among Ingersoll-Rand Company Limited, Indian Merger Sub, Inc. and Trane Inc.

10.1	Debt Commitment Letter from JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Credit Suisse, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, Goldman Sachs Bank USA and Goldman Sachs Credit Partners L.P., dated as of December 15, 2007.

99.1	Press Release of Ingersoll-Rand Company Limited dated December 17, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND COMPANY LIMITED
(Registrant)

Date:	December 17, 2007	/s/ James V. Gelly
James V. Gelly
Senior Vice President and Chief Financial Officer